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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         MAY 15, 1996
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                                 LABARGE, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                      1-5761                       73-0574586
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(State or other jurisidiction    (Commission                   (IRS Employer
      of incorporation)          File Number)               Identification No.)

  707 NORTH SECOND STREET, ST. LOUIS, MISSOURI                 63178
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (314) 231-5960
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                                LABARGE, INC.

                                  FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 15, 1996, LaBarge/STC, Inc. (the "Company"), a wholly owned subsidiary of the Registrant, completed the acquisition of the assets of Sorep Technology Corporation ("Sorep") and assumed approximately $400,000.00 of Sorep's liabilities. The purchase included substantially all of the assets of Sorep's leased hybrid circuit and electronic assembly manufacturing facility located in Houston, Texas. In addition, the Company entered into a lease with Schlumberger Technology Corporation for Sorep's manufacturing facility premises. For its fiscal year ended December 31, 1995, Sorep's revenues and operating income approximated $6 million and $900,000 respectively.

     The Company intends to continue the business formerly operated by Sorep -- the business of manufacturing and selling custom hybrid circuits and high temperature electronic assemblies used in oil and gas exploration, drilling and production.

     At closing, the Company paid $1.6 million in cash to Sorep. The purchase price is subject to post-closing adjustments based on the closing date balance sheet of Sorep; the Company currently estimates the aggregate purchase price will approximate $2.75 million. The purchase price was determined by arms' length negotiations between the parties. Funds for the acquisition were contributed by the Registrant to the Company from the Registrant's available cash and borrowings under its existing line of credit with Sanwa Business Credit Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of business acquired.

     At present, it is impractical for the Company to provide required financial statements for the acquired business, but such financial statements will be filed by an amendment to this report within 60 days after the time for filing this report.

  (b) Pro forma financial information.

     At present, it is impractical for the Company to provide required pro forma financial information relative to the acquired business, but such financial information will be filed by an amendment to this report within 60 days after the time for filing this report.

  (c) Exhibits.

     10.i     Asset Purchase Agreement dated May 15, 1996, excluding exhibits and schedules referred to in said agreement.

     99.      Registrant's Press Release issued May 16, 1996.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      LABARGE, INC.
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Date May 28, 1996                                  By: Craig E. LaBarge
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                                                       Craig E. LaBarge
                                                       President